AMERICAN GAS INDEX FUND, INC.

Supplement dated November 9, 2001 to the Fund's prospectus dated August 1, 2001

Investment Adviser

On October 26, 2001, the Board of Directors of the Fund, including a majority of "disinterested" Directors as that term is defined in the 1940 Act, voted unanimously to assign the investment advisory agreement between the Fund and Money Management Associates, L.P., 1001 Nineteenth Street North, Arlington, VA 22209, the Fund's investment adviser since inception (the "Former Adviser") to FBR Fund Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209 (the "New Adviser"). Both the New Adviser and the Former Adviser are wholly owned subsidiaries of Friedman, Billings, Ramsey Group, Inc., a financial services holding company, and have the same officers and principals. The assignment of the investment advisory agreement was effective on November 1, 2001. The assignment of the investment advisory agreement will not effect the nature and quality of the advisory services rendered to the Fund. Additionally, the advisory fees will not change as a result of the change in advisers.

The New Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. In addition to managing the assets of the Fund, the New Adviser manages approximately $150 million on behalf of the FBR Family of Funds.